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                 SERVICE REQUEST


                       PLATINUM
-------------------------------
              INVESTOR(SM) PLUS
-------------------------------
          AMERICAN GENERAL LIFE

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PLATINUM INVESTOR PLUS -- FIXED OPTION                           Neuberger Berman Advisers Management Trust
                                                                 ------------------------------------------
 .  Division 301 - AGL Declared Fixed Interest Account
                                                                 .  Division 342 - Mid-Cap Growth
PLATINUM INVESTOR PLUS -- VARIABLE DIVISIONS
                                                                 PIMCO Variable Insurance Trust
AIM Variable Insurance Funds                                     ------------------------------
----------------------------
                                                                 .  Division 344 - PIMCO Real Return Bond
 .  Division 316 - AIM V.I. International Growth
                                                                 .  Division 343 - PIMCO Short-Term Bond
 .  Division 317 - AIM V.I. Premier Equity
                                                                 .  Division 345 - PIMCO Total Return Bond
American Century Variable Portfolios, Inc.
------------------------------------------                       Putnam Variable Trust
                                                                 ---------------------
 .  Division 318 - VP Value
                                                                 .  Division 346 - Putnam VT Diversified Income
Ayco Series Trust
-----------------                                                .  Division 347 - Putnam VT Growth and Income

 .  Division 326 - Ayco Growth                                    .  Division 348 - Putnam VT Int'l Growth and Income

Credit Suisse Trust                                              SAFECO Resource Series Trust
-------------------                                              ----------------------------

 .  Division 356 - Small Cap Growth                               .  Division 349 - Equity

Dreyfus Investment Portfolios                                    .  Division 350 - Growth Opportunities
-----------------------------
                                                                 Sun America VIT
 .  Division 329 - MidCap Stock                                   ---------------

Dreyfus Variable Investment Fund                                 .  Division ### - Xxxxxxx
--------------------------------
                                                                 .  Division ### - Xxxxxxx
 .  Division 327 - Quality Bond
                                                                 .  Division ### - Xxxxxxx
 .  Division 328 - Small Cap
                                                                 .  Division ### - Xxxxxxx
Fidelity Variable Insurance Products Fund
-----------------------------------------                        The Universal Institutional Funds, Inc.
                                                                 ---------------------------------------
 .  Division 333 - VIP Asset Manager
                                                                 .  Division 351 - Equity Growth
 .  Division 332 - VIP Contrafund
                                                                 .  Division 352 - High Yield
 .  Division 330 - VIP Equity-Income
                                                                 VALIC Company I
 .  Division 331 - VIP Growth                                     ---------------

Franklin Templeton Variable Insurance Products Trust             .  Division 319 - International Equities
----------------------------------------------------
                                                                 .  Division 320 - Mid Cap Index
 .  Division 357 - Franklin U.S. Government
                                                                 .  Division 321-  Money Market I
 .  Division 358 - Mutual Shares Securities
                                                                 .  Division 322 - Nasdaq-100 Index
 .  Division 359 - Templeton Foreign Securities
                                                                 .  Division 325 - Science & Technology
Janus Aspen Series
------------------                                               .  Division 324 - Small Cap Index

 .  Division 336 - Aggressive Growth                              .  Division 323 - Stock Index

 .  Division 334 - International Growth                           Vanguard Variable Insurance Fund
                                                                 --------------------------------
 .  Division 335 - Worldwide Growth
                                                                 .  Division 353 - High Yield Bond
J.P. Morgan Series Trust II
---------------------------                                      .  Division 354 - REIT Index

 .  Division 337 - J.P. Morgan Small Company                      Van Kampen Life Investment Trust
                                                                 --------------------------------
MFS Variable Insurance Trust
----------------------------                                     .  Division 355 - Growth & Income

 .  Division 340 - MFS Capital Opportunities

 .  Division 338 - MFS Emerging Growth

 .  Division 341 - MFS New Discovery

 .  Division 339 - MFS Research

AGLC  100182
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AIG American General

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 Complete and return this request to:        American General Life Insurance Company ("AGL")
  Variable Universal Life Operations           Member of American International Group, Inc.
 P.O. Box 4880 Houston, TX 77210-4880
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________  INSURED:____________________________________________
       IDENTIFICATION             |                                             INSURED: ___________________________________________
                                  | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
        ALL REQUESTS.             | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
 Owner, Payor or Beneficiary has  |
 changed. (Please note, this does | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
    not change the Contingent     |
    Insureds, Owner, Payor or     |
     Beneficiary designation).    |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | AIM VARIABLE INSURANCE FUNDS                     PIMCO VARIABLE INSURANCE TRUST
       PERCENTAGES                | (316) AIM V.I. International Growth_____ ______  (344) PIMCO Real Return Bond     ______  ______
  Use this section to indicate    | (317) AIM V.I. Premier Equity     ______ ______  (343) PIMCO Short-Term Bond
     how premiums or monthly      |                                                  (345) PIMCO Total Return Bond    ______  ______
 deductions are to be allocated.  | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 Total allocation in each column  | (318) VP value                    ______ ______  PUTNAM VARIABLE TRUST
     must equal 100%; whole       |                                                  (346) Putnam VT Diversified
         numbers only.            | AYCO SERIES TRUST                                       Income                    ______  ______
                                  | (326) Ayco Growth                 ______ ______  (347) Putnam VT Growth and
                                  |                                                         Income                    ______  ______
                                  | CREDIT SUISSE TRUST                              (348) Putnam VT Int'l Growth
                                  | (356) Small Cap Stock             ______ ______         and Income                ______  ______
                                  |
                                  | DREYFUS INVESTMENT PORTFOLIOS                    SAFECO RESOURCE SERIES TRUST
                                  | (329) MidCap Stock                ______ ______  (349) Equity                     ______  _____
                                  |                                                  (350) Growth Opportunities       ______  _____
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (327) Quality Bond                ______ ______  SUN AMERICAN VIT
                                  | (328) Small Cap                   ______ ______  (###) Xxxxxxxx                   ______  _____
                                  |                                                  (###) Xxxxxxxx                   ------  -----
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (###) Xxxxxxxx                   ______  _____
                                  | (333) VIP Asset Manager           ______ ______  (###) Xxxxxxxx                   ______  _____
                                  | (332) VIP Contrafund              ______ ______
                                  | (330) VIP Equity-Income           ______ ______  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (331) VIP Growth                  ______ ______  (351) Equity Growth              ______  _____
                                  |                                                  (352) High Yield                 ______  _____
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE
                                  |  PRODUCTS TRUST                                  VALIC COMPANY I
                                  | (357) Franklin U.S. Government    ______ ______  (319) International Equitites    ______  _____
                                  | (358) Mutual Shares Securities    ______ ______  (320) Mid Cap Index              ______  _____
                                  | (359) Templeton Foreign Securities______ ______  (321) Money Market I             ______  _____
                                  |                                                  (322) Nasdaq-100 Index           ______  _____
                                  | JANUS ASPEN SERIES                               (325) Science & Technology       ______  _____
                                  | (336) Aggressive Growth           ______ ______  (324) Small Cap Index            ______  _____
                                  | (334) International Growth        ______ ______  (323) Stock Index                ______  _____
                                  | (335) Worldwide Growth            ______ ______
                                  |                                                  VANGUARD VARIABLE INSURANCE FUND
                                  | J.P. MORGAN SERIES TRUST II                      (353) High Yield Bond            ______  _____
                                  | (337) J.P. Morgan Small Company   ______ ______  (354) REIT Index                 ______  _____
                                  |
                                  | MFS VARIABLE INSURANCE TRUST                     VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (340) MFS Capital Opportunities   ______ ______  (355) Growth & Income            ______  _____
                                  | (338) MFS Emerging Growth         ______ ______
                                  | (341) MFS New Discovery           ______ ______  OTHER:___________________________
                                  | (339) MFS Research                ______ ______  (301) AGL Declared Fixed Interest
                                  |                                                         Account                   ______  _____
                                  | NEUBERGER BERMAN ADVISERS                                                          100%    100%
                                  |  MANAGEMENT TRUST
                                  | (342) Mid-Cap Growth              ______ ______
                                  |
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AGLC 100182                                                PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for S25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
      ($5,000 minimum initial     | I want: $________________ ($100 minimum) taken from the Money Market I Division and transferred
accumulation value) An amount may | to the following Divisions:
be deducted periodically from the |
   Money Market I Division and    | AIM VARIABLE INSURANCE FUNDS                    PIMCO VARIABLE INSURANCE TRUST
   placed in one or more of the   | (316) AIM V.I. International Growth $__________ (344) PIMCO Real Return Bond     $___________
    Divisions listed. The AGL     | (317) AIM V.I. Premier Equity       $__________ (343) PIMCO Short-Term Bond
 Declared Fixed Interest Account  |                                                 (345) PIMCO Total Return Bond    $___________
 is not available for Dollar Cost | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  Averaging. Please refer to the  | (318) VP Value                      $__________ PUTNAM VARIABLE TRUST
 prospectus for more information  |                                                 (346) Putnam VT Diversified
   on the Dollar Cost Averaging   | AYCO SERIES TRUST                                      Income                    $___________
     Option. Note: Automatic      | (326) Ayco Growth                   $__________ (347) Putnam VT Growth and
 Rebalancing is not available if  |                                                        Income                    $___________
the Dollar Cost Averaging Option  | CREDIT SUISSE TRUST                             (348) Putnam VT Int'l Growth
            is chosen.            | (356) Small Cap Growth              $__________        and Income                $___________
                                  |
                                  | DREYFUS INVESTMENT PORTFOLIO                    SAFECO RESOURCE SERIES TRUST
                                  | (329) MidCap Stock                  $__________ (349) Equity                     $___________
                                  |                                                 (350) Growth Opportunities       $___________
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (327) Quality Bond                  $__________ SUN AMERICAN VIT
                                  | (328) Small Cap                     $__________ (###) Xxxxxxxx                   $___________
                                  |                                                 (###) Xxxxxxxx                   $___________
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND       (###) Xxxxxxxx                   $___________
                                  | (333) VIP Asset Manager             $__________ (###) Xxxxxxxx                   $___________
                                  | (332) VIP Contrafund                $__________
                                  | (330) VIP Equity Income             $__________ THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (331) VIP Growth                    $__________ (351) Equity Growth              $___________
                                  |                                                 (352) High Yield                 $___________
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE
                                  |  PRODUCTS TRUST                                 VALIC COMPANY I
                                  | (302) Franklin U.S. Government      $__________ (319) International Equities     $___________
                                  | (303) Mutual Shares Securities      $__________ (320) Mid Cap Index              $___________
                                  | (304) Templeton Foreign Securities  $__________ (321) Money Market I
                                  |                                                 (322) Nasdaq-100 Index           $___________
                                  | JANUS ASPEN SERIES                              (325) Science & Technology
                                  | (336) Aggressive Growth             $__________ (324) Small Cap Index            $___________
                                  | (334) International Growth          $__________ (323) Stock Index                $___________
                                  | (335) Worldwide Growth              $__________
                                  |                                                 VANGUARD VARIABLE INSURANCE FUND
                                  | J.P. MORGAN SERIES TRUST II                     (353) High Yield Bond            $___________
                                  | (337) J.P. Morgan Small Company     $__________ (354) REIT Index                 $___________
                                  |
                                  | MFS VARIABLE INSURANCE TRUST                    VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (340) MFS Capital Opportunities     $__________ (355) Growth & Income            $___________
                                  | (338) MFS Emerging Growth           $__________
                                  | (341) MFS New Discovery             $__________ OTHER:______________________     $___________
                                  | (339) MFS Research                  $__________
                                  |
                                  | NEUBERGER BERMAN ADVISERS
                                  |  MANAGEMENT TRUST
                                  | (342) Mid-Cap Growth                $__________
                                  |
                                  | ________ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC 100182                                                                                                              PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Insured for whom this correction is submitted:__________________________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
    AGL declared Fixed Interest   |
  Account to a Variable Division  | Transfer $_______ or _______% from ____________________________ to _____________________________
  may only be made within the 60  |
days after a contract anniversary.| Transfer $_______ or _______% from ____________________________ to _____________________________
 See transfer limitations outlined|
 in the prospectus. If a transfer | Transfer $_______ or _______% from ____________________________ to _____________________________
     causes the balance in any    |
 division to drop below $500, AGL | Transfer $_______ or _______% from ____________________________ to _____________________________
  reserves the right to transfer  |
 the remaining balance. Amounts to| Transfer $_______ or _______% from ____________________________ to _____________________________
     be transferred should be     |
indicated in dollar or percentage | Transfer $_______ or _______% from ____________________________ to _____________________________
 amounts, maintaining consistency |
            throughout.           | Transfer $_______ or _______% from ____________________________ to _____________________________
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AGLC  100182                                                        PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Delaclared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender be sure to    |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IT NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_________________________________this___________day of____________________,__________
                                  |          CITY, STATE
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLC 100182                                                    PAGE 5 OF 5
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